Information contained herein, marked with [***], is being filed pursuant to a request for confidential treatment.

                                                                   Exhibit 10.52

                                              Serial Number: 1400104061997020078





                             RMB Fund Loan Contract

                                       Of

                             State Development Bank






         Type of Loan: Basic Construction

         Name of Project: The First Power Plant of Yangcheng, Shanxi

         Borrower: Yangcheng International Power Generating Co.,
                   Ltd.

         Lender:  State Development Bank





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Borrower (hereinafter referred to as Party A):

Address:

Legal Representative:

Post Code:

Person to contact:

Tel.:

Cable Address:

Fax:

Lender (hereinafter referred to as Party B): State Development Bank

Address: Yulong Grand Restaurant
         No. 42, Fucheng Road, Haidian District, Beijing

Legal Representative: Yao Zhenyan

Post Code: 100036

Person to contact:

Tel.:

Cable Address: 81308

Fax:

         Party A applies to Party B for a loan of basic construction which is approved to be granted by Party B after examination. For the sake of specifying the rights and obligations of the two Parties, this Contract is hereby executed.

         Article 1   Amount of Loan

         Party A borrows from Party B [***].

         Article 2   Purposes of Loan

         The Loan will be used for the construction, installation and other relevant costs of the coal-fired units of 6X350MW of the Yangcheng First Power Plant.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

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         Article 3   Term of Loan

         The term of the loan is 13 years 1 months, namely from ____day ____ month of the year 1997 until the 30th day of June of the year 2010.

         Article 4   Loan Interest Rate and Loan Interest

         The loan interest rate will be calculated on the basis of [***] per year and the interest will be calculated on the basis of quarters. For the interest unpaid when due, compounded interest shall be collected.

         If there is any adjustment in the interest rate during the term of validity of this Contract, it shall be carried out in accordance with the stipulation of the People's Bank.

         Article 5  Party A's Installment Use of the Loan is as follows:

1997   year__ month [***]                    1998year  ___ month ___   [***]
1999year ____ month [***]                    2000 year ____ month      [***]
2001 year ____ month  [***]                  ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan
____ year ____ month ________ yuan           ____ year ____ month ________ yuan


         Article 6 Party B guarantees to repay the above loan within the term of the loan in accordance with the following plan for installment repayment of the loan:

prior to2,000year11month30day [***]
prior to2001year6month30day [***]
prior to2001year11month30day [***]
prior to2002year6month30day [***]
prior to2002year11month30day [***]
prior to2003year6month30day [***]
prior to2003year11month30day [***]
prior to2004year6month30day [***]
prior to2004year11month30day [***]
prior to2005year6month30day [***]
prior to2005year11month30day [***]
prior to2006year6month30day [***]
prior to2006year11month30day [***]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

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prior to2007year6month30day [***]
prior to2007year11month30day [***]
prior to2008year6month30day [***]
prior to2008year11month30day [***]
prior to2009year6month30day [***]
prior to2009year11month30day [***]
prior to2010year___month___day [***]

         If Party A wants to make prepayment, it shall notify Party B 20 business days before the date of repayment and shall seek consent from Party B.

         Article 7   Rights and Obligations of Both Parties

         1. Party B shall grant a loan to Party B in accordance with contractual terms;

         2. Party A shall guarantee that other construction funds of the loan project be finalized synchronously and pro rata with the loan funds provided by Party B;

         3. Party B shall repay in full the investment and interest of the loan during the term of the loan in accordance with Article 4 and
               Article 6 of this Contract;

         4. Party A must use the loan in accordance with the stipulations of this Contract and the loan shall not be diverted to any other purpose without the written consent of Party B;

         5. Party B is entitled to understand, inspect and supervise Party A's use of the loan, engineering construction, purchase of equipment and materials, stockpile of materials and completion acceptance as well as implementation of the plan and the financial revenue and expenditure in production, operation and management. Party A shall cooperate with Party B's inspection of the loan;

         6. Party A shall, pursuant to the requirement of Party B, provide such information materials as relevant plan, statistics, financial and accounting statements;

         7. Party A shall call for bid in respect of the loan project in accordance with relevant stipulations of the State and Party B. The bidding documents such as the design of the main part of a project, construction, and purchase of major equipment and relevant contracts shall be examined, verified and confirmed by Party B;

         8. Party A shall submit to Party B the report on the implementation of the loan project within 12 months of the completion acceptance of the loan project;


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

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

         9. If during the term of validity of this Contract Party A makes changes in its mode of business operation and property right in connection with contracting, merger, separation, joint venture, joint operation and shareholding system reform, it shall notify Party B 60 days in advance and shall seek written consent from Party B or both Parties shall reach a new agreement;

         10. Without Party B's examination and consent, Party A shall not, within the term of validity of this Contract, assign, sell, become a shareholder by fixing a price for or set guaranty for others with the assets resulting from the loan project under this Contract.

         Article 8   Entrustment of An Agent

                  Party B entrusts International Department of Shanxi Province Construction Bank as the agency bank to handle the transfer of payment of the loan funds, to supervise Party A's performance of this Contract and the use of the loan, to assist Party B in recovering the principal and interest of the loan and to handle other matters entrusted by Party
         B. Party A is obliged to accept the supervision and management of the agency bank on the basis of the stipulations of the agency agreement executed between Party B and the agency bank.

         Article 9    Guaranty

                  The repayment of the principal and interest of the loan under this Contract shall be guaranteed by a guarantor acceptable to Party B in the form of guaranty and a "guaranty contract" shall be executed between the guarantor and Party B as a subordinate contract to this Contract.

         Article 10   Change in and Termination of the Contract

                  1. Upon the effectiveness of this Contract, neither Party A nor Party B can arbitrarily change and terminate this Contract;

                  2. Party A shall repay the loan pursuant to the plan for installment repayment as stipulated in this Contract. When the loan is due and Party A is not capable of making full repayment in spite of all efforts, it may apply to Party B for extension and the accumulated extension time shall not exceed 3 years. The borrower shall submit written application for extension of the loan 60 business days prior to the maturity of the loan, and shall submit to Party B a written certificate which is agreed to by the guarantor for the extension of the repayment, then after having been examined and consented by Party B, an agreement for extension of repayment shall be executed as an annex to this Contract;

                  3. If during the term of validity of this Contract, the changes in laws, policies and plans or the presentation of either of the two Parties makes it


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

         necessary to change or terminate this Contract, an agreement may be executed between the two Parties on the basis of reaching unanimity through consultation and this agreement will be a constituent part of this Contract. Having reached agreement on terminating this Contract, Party A shall repay Party B the loan it has used and the accrued interest therefrom;

                  4. If Party A or Party B cannot perform or cannot fully perform this Contract because of reasons of Force Majeure, the affected Party shall promptly notify the other Party, shall adopt effective measures to prevent the extension of losses and shall provide relevant detailed information and documentary evidence within 20 business days. Party A and Party B shall consult in adopting make-up measures to relieve in part or in full the responsibilities for performance of the contract on the basis of the extent of impact on the performance of the contract.

         Article 11    Liabilities for Default

         1. If Party A diverts the loan for other purposes, Party B is entitled to accrue additional interest pursuant to the stipulation of the People's Bank of China on the basis of the loan interest rate of this Contract in connection with the misused loan;

         2. If Party A fails to repay the loan pursuant to the plan for installment repayment as provided for in this Contract, it is deemed as an overdue loan. Party B is entitled to accrue additional interest pursuant to the stipulation of the People's Bank of China on the basis of the loan interest of this Contract;

         3. Any of the following occurrences on the part of Party A during the term of validity of this Contract shall be regarded as Party's A's default, and Party B is entitled to suspend granting the loan, recover the principal and interest of the loan that has been granted and is entitled to withhold it from Party A's bank account;

             (1) Party A does not perform the obligations as stipulated in
                 Sections 5, 6, 7, 9 and 10 of Article 7 under this Contract;

             (2) Party A diverts the loan for other purposes;

             (3) Party A does not repay the overdue loan after demand for repayment;

             (4) Party A does not provide or has provided false plan, statistics and financial and accounting statements to Party B;

             (5) The guarantor violates the guaranty contract or loses the capability of undertaking collateral liability, the mortgager (pledger) violates the mortgage (pledge) agreement or the value of the object of mortgage (pledge) diminishes to such an extent because of unexpected loss and damage and because of the mortgager's error or other reasons that it is not sufficient to liquidate the principal and interest of the loan under this Contract, moreover, Party A is unable to establish new guaranty as required by Party B;



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             (6) Party A is involved or will be involved in major legal or arbitration proceedings or other legal disputes;

             (7) Other occurrence on the part of Party A which is sufficient to affect its repayment capability;

             (8) Party A deliberately diverts its funds for other purposes, averts repayment of the loan or refuses obstinately to repay and lacks the sincerity to repay the loan.


         4. Party A violates Section 2 of Article 7 of this Contract, so Party B is entitled to collect default fine from Party A which is [***] of the amount of the loan;

         5. Party A violates Sections 5, 6, 7, 9 and 10 of Article 7, so Party B is entitled to collect a default fine from Party A which is [***] of the amount of the loan in addition to the disciplinary measure taken in accordance with Section 3 of this Article.

         Article 12 The application for the loan, the guaranty contract, the mortgage agreement, the pledge agreement and other documents relevant to this Contract are the constituent parts of this Contract.

         Article 13 Any dispute between Party A and Party B arising in the performance of this Contract shall be settled by the both Parties through consultation; if it can not be settled through negotiation, it may be settled through legal proceedings at the people's court where Party B is located.

         Article 14 Other matters agreed to by Party A and Party B are as follows:

                                     [***]

         Article 15 Those which are not covered in this Agreement shall be dealt with in accordance with relevant laws and regulations of the State as well as the stipulations of the financial regulations.

         Article 16 This Contract shall come into force upon its official execution by Party A and Party B and shall cease to be effective upon Party A's repayment in full of the principal and interest of the loan.

         Article 17 This Contract is prepared in 3 original copies with Party A, Party B and the guarantor retaining one original copy each; the duplicates are prepared in


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

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7 copies with Party A retaining 1 copies, Party B 4 copies, and the guarantor,
Head Office of the Agency Bank and the handling branch of the Bank retaining one copy each.


Party A :

Legal Representative:                           (official seal)
(or authorized agent)                           (signature)

                                                   Year      Month      Day

Party A's Bank of Deposit and Account Number: International Department of Shanxi Branch of Construction Bank.


Party B:

Legal Representative:                            (official seal)
 (or authorized agent)                           (signature)

                                               1997Year  7   Month  29  Day


Place of Execution:  Haidian District, Beijing






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